EXHIBIT 10.2

Confidential Treatment

Requested Pursuant to Rule 24b-2

AMENDMENT N°2

TO THE

A330-900neo PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AIR LEASE CORPORATION

As Buyer

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AMENDMENT N° 2  TO THE

A330-900neo PURCHASE AGREEMENT

This amendment n°2 (the "Amendment N°2”) dated 19 June 2017 is made

BETWEEN:

AIRBUS S.A.S., a  société par actions simplifiée, created and existing under French law having its registered office at 1 Rond‑Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the "Seller"),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and Seller together are referred to as the “Parties”.

WHEREAS:

WHEREAS:

A.   The Buyer and the Seller have signed on 3rd March 2015 a purchase agreement with reference CLC-CT1405166 for the manufacture and sale by the Seller and purchase by the Buyer of twenty-five (25)  A330-900neo aircraft hereinafter together with its Exhibits and Letter Agreements and as further amended from time to time referred to as the “Agreement”.

B.   The Buyer and the Seller have signed an amendment n°1 dated 31st May 2016 with reference CLC-CT1614983 (“Amendment N°1”) whereby the Buyer [*].

C.   The Buyer wishes to purchase and take delivery and the Seller is willing to manufacture and sell two (2) incremental A330-900neo aircraft [*].

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°2. Capitalized terms used herein and not otherwise defined herein will have the meanings assigned thereto in the Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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1.         AMENDMENT N°2 INCREMENTAL AIRCRAFT

1.1      The Seller hereby agrees to sell, and the Buyer agrees to purchase from the Seller, two (2) incremental A330-900neo aircraft (the “Amendment N°2 Aircraft”)  [*].

1.2      [*]

2.        [*]

2.1      With respect to the Amendment N°2 Aircraft only, the Parties hereby agree to delete Appendix 1 to Exhibit A to the Agreement in its entirety and replace it with the Appendix 2 annexed hereto.

2.2      The Buyer and the Seller understand and agree that the Amendment N°2 Aircraft shall be manufactured in accordance with the A330-900 standard specification document [*].

3.        DELIVERY SCHEDULE

3.1      The Scheduled Delivery Month of the Amendment N°2 Aircraft shall be as follows:

Aircraft Rank	Scheduled Delivery Month	Aircraft Type
N°26	[*]	A330-900neo
N°27	[*]	A330-900neo

3.2      Pursuant to the Buyer’s order of the Amendment N°2 Aircraft, the table in Clause 9.1 of the Agreement, as may have been amended from time to time, will be deleted in its entirety and replaced by the one set forth in Appendix 1 hereto.

4.        [*]

5.        [*]

6.        SUPPORT / TRAINING MATTERS

The Buyer and the Seller hereby agree that Appendix A to Clause 16 of the Agreement shall be deleted in its entirety and replaced as follows:

QUOTE

APPENDIX "A" TO CLAUSE 16

TRAINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of twenty-seven (27) Aircraft firmly ordered unless otherwise specified. In the event that the Agreement is

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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terminated in respect of any Aircraft,  then the aggregate support allocations specified in this Appendix A and which are not specified on a per Aircraft basis, shall be reduced on a pro-rata basis by the ratio of the number of terminated Aircraft to the total number of Aircraft pursuant to the Agreement (it being understood that such reduction shall be rounded to the nearest whole number, if applicable).

The contractual training courses defined in this Appendix A will be provided [*].

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A will be provided by the Seller within a period [*].

Any deviation to said training delivery schedule will be mutually agreed between the Buyer and the Seller.

1              FLIGHT OPERATIONS TRAINING

1.1           Flight Crew Training (standard transition course)

The Seller will provide [*] per firmly ordered Aircraft.

1.2           Extended Range For Twin Engine Aircraft Operations (ETOPS) Training

The Seller will provide [*] ETOPS training for [*] per ordered Aircraft.

1.3           Flight Crew Line Initial Operating Experience

The Seller will provide to the Buyer [*] in total for the fleet of twenty-seven (27) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of [*] present at any one time will be limited to [*].

1.4           Type Specific Cabin Crew Training Course

The Seller will provide to the Buyer [*] in total for the fleet of twenty-seven (27) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

2              PERFORMANCE / OPERATIONS COURSE(S)

The Seller will provide to the Buyer [*] in total for the fleet of twenty-seven (27) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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3              MAINTENANCE TRAINING

3.1           The Seller will provide to the Buyer [*] in total for the fleet of twenty-seven (27) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

3.2           The Seller will provide to the Buyer [*] in total for the fleet of twenty-seven (27) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

4              TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1           For instruction at the Seller's Training Centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees originally registered at the beginning of the course will be counted as the number of trainees to have taken the course.

4.2           For instruction outside of the Seller's Training Centers: one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of twelve (12) trainee days, except for structure maintenance training course(s).

4.3           For structure maintenance training courses outside the Seller’s Training Center(s), one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees as indicated in the Seller’s Customer Services Catalog.

4.4           For practical training, whether on training devices or on aircraft, one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of six (6) trainee days.

UNQUOTE

7.        INCONSISTENCY AND CONFIDENTIALITY

7.1      In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°2, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

7.2      This Amendment N°2 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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7.3      This Amendment N°2 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

8.        COUNTERPARTS

This Amendment N°2 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

9.        LAW AND JURISDICTION

This Amendment N°2 will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The provisions of Clause 22.6 of the Agreement shall apply to this Amendment N°2 as if the same were set out in full herein, mutatis mutandis.

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IN WITNESS WHEREOF this Amendment N° 2 was entered into the day and year first above written.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

/s/ John L. Plueger	/s/ John J. Leahy

By: John L. Plueger	By: John J. Leahy

Its: CEO	Its: Chief Operating Officer, Customers

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APPENDIX 1

CAC ID	Aircraft Rank	Scheduled Delivery Month		Aircraft Type
[*]	[*]	[*]	2018	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	2022	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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APPENDIX 2

Appendix 1 to Exhibit A for Amendment N°2 Aircraft only [*]

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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